LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Pro Advisory Choice Variable Annuity

Supplement dated July 27, 2023 to the
Summary Prospectus for New Investors dated May 1, 2023

This Supplement to your summary prospectus outlines important changes to the investment options under your Contract.  These changes are related to:

a) Appendix A – Funds Available Under The Contract; and
b) Appendix B – Investment Requirements.

All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Several new investment options will be available for election beginning August 21, 2023. As a result, the following line items will be added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Capital appreciation.	Fidelity® VIP Consumer Discretionary Portfolio – Service Class 2	0.91%	N/A	N/A	N/A
Capital appreciation.	Fidelity® VIP Consumer Staples Portfolio – Service Class 2	0.90%	N/A	N/A	N/A
Capital appreciation.	Fidelity® VIP Financials Portfolio – Service Class 2	0.90%	N/A	N/A	N/A
Capital appreciation.	Fidelity® VIP Technology Portfolio – Service Class 2	0.88%	N/A	N/A	N/A
To provide long-term capital appreciation.	First Trust Capital Strength Hedged Equity Portfolio – Class I	1.25%	N/A	N/A	N/A

The names, principal investment strategies and investment objectives of the following funds will be changed effective August 15, 2023. There are no changes to the fees or fund performance. All other information about each fund, including the principal investment strategies, can be found in the fund’s prospectus.
CURRENT FUND NAME	NEW FUND NAME AND INVESTMENT OBJECTIVE

Lincoln S&P 500 Buffer Fund Aug	Lincoln Hedged S&P 500 Fund: To seek long-term growth of capital.
Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln Hedged S&P 500 Conservative Fund: To seek long-term growth of capital.

The name, principal investment strategy and investment objective of the following fund will be changed effective September 15, 2023. There are no changes to the fee or fund performance. All other information about the fund, including the principal investment strategy, can be found in the fund’s prospectus.
CURRENT FUND NAME	NEW FUND NAME AND INVESTMENT OBJECTIVE

Lincoln Nasdaq-100 Buffer Fund Sep	Lincoln Hedged Nasdaq-100 Fund: To seek long-term growth of capital.

Appendix B – Investment Requirements. If you have elected the Earnings Optimizer Death Benefit, you will be subject to the Investment Requirements outlined in the prospectus. The change outlined below is effective beginning August 21, 2023, and is added to the existing Investment Requirements in your summary prospectus. All other provisions of Investment Requirements remain unchanged.

The First Trust Defensive Equity Strength Model will be added to the list of available asset allocation models.

Please retain this supplement for future reference.